================================================================================


                                  Exhibit 10.10
                                  -------------



                              COMMERCIAL LEASE NET

                             Basic Lease Information

Date:    June 30, 2008

Landlord: The Rajala Family Trust, est. Sept. 22, 1989

Tenant:  Dynatronics Corporation, a Utah corporation

Premises (Section 1.1):    3900 Valley Ave., Unit A, Pleasanton, CA 94566

Term (Section 2.1): Twelve (12) months with a ninety (90) day termination notice. If termination is not given to Landlord in writing within this stated ninety (90) day period, the lease will automatically be renewed with a new twelve (12) month term lease with the same provisions and agreed upon rental base.

Commencement Date (Section 2.1):  July 1, 2008

Initial Base Rent (Section 3.1(a)):  $10,000.00 per month

Use (Section 6.1): The Premises shall be utilized for medical and rehabilitation equipment sales and distribution and for no other purpose.

The foregoing Basic Lease Information is incorporated in and made a part of the Lease to which it is attached. If there is any conflict between the Basic Lease Information and the Lease, the Lease shall control.

Landlord:                                    Tenant:

THE RAJALA FAMILY TRUST, EST.                 Dynatronics Corporation,
SEPT. 22, 1989                                a Utah corporation

By /s/ John Rajala                            By /s/ Kelvyn H. Cullimore, Jr.
   --------------------                       ----------------------------------
   John Rajala, Trustee                       Kelvyn H. Cullimore, Jr. President


By /s/ Mary Jo Rajala
   -----------------------
   Mary Jo Rajala, Trustee

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Article 1 Premises............................................................1

Article 2 Term................................................................1

Article 3 Rent................................................................2

Article 4 Property Taxes......................................................3

Article 5 Other Taxes.........................................................3

Article 6 Use.................................................................3

Article 7 Services............................................................4

Article 8 Maintenance and Repairs.............................................4

Article 9 Alterations.........................................................5

Article 10 Insurance..........................................................6

Article 11 Compliance With Legal Requirements.................................7

Article 12 Assignment or Sublease.............................................8

Article 13 Entry by Landlord..................................................8

Article 14 Events of Default and Remedies.....................................9

Article 15 Damage or Destruction.............................................11

Article 16 Eminent Domain....................................................11

Article 17 Subordination, Merger and Sale....................................12

Article 18 Estoppel Certificate..............................................13

Article 19 Holding Over......................................................13

Article 20 Hazardous Materials...............................................13

Article 21 Waiver............................................................14

Article 22 Notices...........................................................15

Article 23 Miscellaneous.....................................................15

                                      LEASE
                                      -----

         THIS LEASE, made as of the date specified in the Basic Lease Information, by and between the landlord specified in the Basic Lease Information ("Landlord"), and the tenant specified in the Basic Lease Information ("Tenant").

                              W I T N E S S E T H:

                                   Article 1
                                   ---------

                                    Premises
                                    --------

         1.1 Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, for the term and subject to the covenants hereinafter set forth, to all of which Landlord and Tenant hereby agree, the building specified in the Basic Lease Information (the "Premises"), which includes the land on which the Premises are located and the improvements thereon.

                                   Article 2
                                   ---------

                                      Term
                                      ----

         2.1 The term of this Lease shall be the term specified in the Basic Lease Information, which shall commence on the commencement date specified in the Basic Lease Information (the "Commencement Date") and, after the expiration of the Term, unless sooner terminated as hereinafter provided, shall renew on a yearly basis unless and until terminated by either party upon at least ninety
(90) days prior written notice (the "Expiration Date").

         2.2 If the Commencement Date is not the first day of a calendar month, Tenant shall pay to Landlord, as additional rent, the Base Rent payable under
Section 3.1, calculated on a per diem basis, for the period from the Commencement Date until the first day of the next full calendar month. Tenant shall pay the Base Rent in respect of such period to Landlord on the Commencement Date.

         2.3 Tenant shall accept the Premises "as is" on the Commencement Date. Landlord shall have no obligation to construct or install any improvements in the Premises. Tenant's possession of the Premises shall constitute Tenant's acknowledgment that the Premises are in all respects in the condition in which Landlord is required to deliver the Premises to Tenant under this Lease and that Tenant has examined the Premises and is fully informed to Tenant's satisfaction of the physical and environmental condition and the utility of the Premises. Tenant acknowledges that Landlord, its agents and employees and other persons acting on behalf of Landlord have made no representation or warranty of any kind in connection with any matter relating to the physical or environmental condition, value, fitness, use or zoning of the Premises upon which Tenant has relied directly or indirectly for any purpose.

                                    Article 3
                                    ---------

                                      Rent
                                      ----

         3.1 Tenant shall pay to Landlord the following amounts as rent for the
Premises:

              (a) During the term of this Lease, Tenant shall pay to Landlord, as base monthly rent, the amount of monthly rent specified in the Basic Lease Information (the "Base Rent").

              (b) Throughout the term of this Lease, Tenant shall pay, as additional rent, all other amounts of money and charges required to be paid by Tenant under this Lease, whether or not such amounts of money or charges are designated "additional rent." As used in this Lease, "rent" shall mean and include all Base Rent and additional rent payable by Tenant in accordance with this Lease.

         3.2 Tenant shall pay, as additional rent all Other Taxes attributable to Tenant (as defined in Section 5.1) that accrue during or are allocable to the term of this Lease. Landlord shall pay all Property Taxes (as defined in Section 4.1) that accrued during or are allocable to the term of the Lease.

         3.3 Tenant shall pay all Base Rent to Landlord, in advance, on or before the first day of each and every calendar month during the term of this Lease. Tenant shall pay all additional rent upon demand. Tenant shall pay all rent to Landlord without notice, demand, deduction or offset, in lawful money of the United States of America, at the address of Landlord specified in the Basic Lease Information, or to such other person or at such other place as Landlord may from time to time designate in writing.

         3.4 Tenant acknowledges that the late payment by Tenant of any Base Rent or additional rent (including the items described in Section 3.2) will cause Landlord to incur costs and expenses, the exact amount of which is extremely difficult and impractical to fix. Such costs and expenses will include administration and collection costs and processing and accounting expenses. Therefore, if any Base Rent or additional rent is not received by Landlord within fifteen (15) days after it is due, Tenant shall immediately pay to Landlord a late charge equal to five percent (5%) of such delinquent amount. Landlord and Tenant agree that such late charge represents a reasonable estimate of such costs and expenses and is fair compensation to Landlord for the loss suffered by Tenant's failure to make timely payment. In no event shall such late charge be deemed to grant to Tenant a grace period or extension of time within which to pay any rent or prevent Landlord from exercising any right or enforcing any remedy available to Landlord upon Tenant's failure to pay all rent due under this Lease in a timely fashion, including the right to terminate this Lease. All amounts of money payable by Tenant to Landlord hereunder, if not paid when due, shall bear interest from the due date until paid at the maximum annual interest rate allowed by law for business loans (not primarily for personal, family or household purposes) not exempt from the usury law at such due date or, if there is no such maximum annual interest rate, at the rate of eighteen percent (18%) per annum.

                                    Article 4
                                    ---------

                                 Property Taxes
                                 --------------

         4.1 "Property Taxes" shall mean all taxes, assessments, excises, levies, fees and charges (and any tax, assessment, excise, levy, fee or charge levied wholly or partly in lieu thereof or as a substitute therefor or as an addition thereto) of every kind and description, general or special, ordinary or extraordinary, foreseen or unforeseen, secured or unsecured, whether or not now customary or within the contemplation of Landlord and Tenant, that are levied, assessed, charged, confirmed or imposed by any public or government authority on or against, or otherwise with respect to, the Premises or any part thereof or any personal property used in connection with the Premises. Property Taxes shall not include net income (measured by the income of Landlord from all sources), franchise, inheritance or capital stock taxes of Landlord, unless levied or assessed against Landlord in whole or in part in lieu of, as a substitute for, or as an addition to any Property Taxes.

                                    Article 5
                                    ---------

                                   Other Taxes
                                   -----------

         5.1 "Other Taxes" shall mean all taxes, assessments, excises, levies, fees and charges, including all payments related to the cost of providing facilities or services, whether or not now customary or within the contemplation of Landlord and Tenant, that are levied, assessed, charged, confirmed or imposed by any public or government authority upon, or measured by, or reasonably attributable to the cost or value of Tenant's equipment, furniture, fixtures and other personal property located in the Premises or the cost or value of any leasehold improvements made in or to the Premises by or for Tenant, regardless of whether title to such improvements is vested in Tenant or Landlord. Other Taxes shall not include Property Taxes or net income (measured by the income of Landlord from all sources, including without limitation rent), franchise, inheritance or capital stock taxes of Landlord, unless levied or assessed against Landlord in whole or in part in lieu of, as a substitute for, or as an addition to any Other Taxes.

                                    Article 6
                                    ---------

                                       Use
                                       ---

         6.1 The Premises shall be used only for the purpose specified in the Basic Lease Information and no other purpose without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed; provided, however, Landlord's withholding of consent shall be conclusively presumed reasonable if the proposed use would materially increase the wear and tear on or the risk of damage to the Premises above levels or risks resulting from Tenant's use as of the date of this Lease or the proposed use is for an illegal, immoral or disreputable purpose. Tenant shall not do or permit to be done in, on or about the Premises, nor bring or keep or permit to be brought or kept therein, anything which is prohibited by or will in any way conflict with any law, ordinance, rule, regulation or order now in force or which may hereafter be enacted, or which is prohibited by any insurance policy for the Premises, or will in any way increase the existing rate of, or cause a cancellation of, or affect any insurance for the Premises. Tenant shall not do or permit anything to be done in, on or about the Premises which will in any way obstruct or interfere with the rights of Landlord. Tenant shall not maintain or permit any nuisance in, on or about the Premises or commit or suffer to be committed any waste in, on or about the Premises.

                                   Article 7
                                   ---------

                                    Services
                                    --------

         7.1 Tenant shall, at Tenant's sole cost and expense, supply the Premises with electricity, heating, water, natural gas, lighting replacement for all lights, restroom supplies, telephone service, window washing, security service, janitor, scavenger and disposal services, and such other services as Tenant determines to furnish to the Premises. Landlord shall not be in default hereunder or be liable for any damage or loss directly or indirectly resulting from, nor shall the rent be abated or a constructive or other eviction be deemed to have occurred by reason of, the installation, use or interruption of use of any equipment in connection with the furnishing of any of the foregoing services, any failure to furnish or delay in furnishing any such services, whether such failure or delay is caused by accident or any condition beyond the control of Landlord or Tenant or by the making of repairs or improvements to the Premises, or any limitation, curtailment, rationing or restriction on use of water, electricity, gas or any form of energy serving the Premises, whether such results from mandatory governmental restriction or voluntary compliance with governmental guidelines. Tenant shall pay the full cost of all of the foregoing services as additional rent.

                                   Article 8
                                   ---------

                             Maintenance and Repairs
                             -----------------------

         8.1 Landlord shall, at all times during the term of this Lease and at Landlord's sole cost and expense, maintain and repair the Premises and every part thereof and all grounds, landscaping, parking areas, lighting, roof, walls, foundations, signs, heating, ventilating and air conditioning, mechanical, electrical, plumbing, sprinkler and life safety systems, equipment, fixtures, alterations, additions and improvements therein or thereon and keep all of the foregoing clean and in good order and operating condition (including, without limitation, painting the exterior of the Premises as often as reasonably needed to keep such exterior in a good, well painted condition, cleaning interior and exterior doors, windows and glass, and repairing and replacing any exterior windows and glass that is broken, cracked or damaged). Subject to the provision so of this Section 8.1 and Section 9.2, Tenant shall, at the end of the term of this Lease, surrender to Landlord the Premises and all alterations, additions, fixtures and improvements therein or thereto in the same condition as when received, ordinary wear and tear and damage thereto by fire or other casualty excepted.

                                   Article 9
                                   ---------

                                   Alterations
                                   -----------

         9.1 Tenant shall not make any alterations, additions or improvements in or to the Premises or any part thereof, or attach any fixtures or equipment thereto, without Landlord's prior written consent. In no event shall Tenant be permitted to install underground storage tanks or fuel systems on the Premises. All alterations, additions and improvements in or to the Premises to which Landlord consents shall be made by Tenant at Tenant's sole cost and expense as follows:

              (a) Tenant shall submit to Landlord, for Landlord's written approval, complete plans and specifications for all work to be done by Tenant. Such plans and specifications shall be prepared by the licensed architect(s) and engineer(s), shall comply with all applicable codes, laws, ordinances, rules and regulations, shall not adversely affect the structural elements of the Premises, shall be in a form sufficient to secure the approval of all government authorities with jurisdiction over the Premises, and shall be otherwise satisfactory to Landlord in Landlord's reasonable discretion.

              (b) Tenant shall obtain and comply with all building permits and other governmental permits and approvals required in connection with the work. Tenant shall, through Tenant's licensed contractor, perform the work substantially in accordance with (i) the plans and specifications approved in writing by Landlord, (ii) the permits obtained by Tenant, and (iii) all applicable codes, laws, ordinances, rules and regulations. Tenant shall pay, as additional rent, the entire cost of all work (including the cost of all utilities, permits, fees, taxes, and property and liability insurance premiums in connection therewith) required to make the alterations, additions and improvements. Under no circumstances shall Landlord be liable to Tenant for any damage, loss, cost or expense incurred by Tenant on account of any plans and specifications, contractors or subcontractors, design of any work, construction of any work, or delay in completion of any work.

              (c) Tenant shall give written notice to Landlord of the date on which construction of any work will be commenced at least ten (10) days prior to such date. Tenant shall keep the Premises free from mechanics', materialmens' and all other liens arising out of any work performed, labor supplied, materials furnished or other obligations incurred by Tenant. Tenant shall promptly and fully pay and discharge all claims on which any such lien could be based. Landlord shall have the right to post and keep posted on the Premises any notices that may be provided by law or which Landlord may deem to be proper for the protection of Landlord and the Premises from such liens, and to take any other action Landlord deems necessary to remove or discharge liens or encumbrances at the expense of Tenant.

         9.2 All alterations, additions, fixtures and improvements, whether temporary or permanent in character, made in or to the Premises by Landlord or Tenant, shall become part of the Premises and Landlord's property excluding, however, underground tanks which shall remain the property of Tenant and shall be registered in the name of Tenant so long as this Lease remains in effect. If Landlord has expressly reserved the right to do so in Landlord's improvement approval letter, upon termination of this Lease, Landlord shall have the right, at Landlord's option, by giving written notice to Tenant at any time before or within ten (10) days after such termination, to retain all such alterations, additions, fixtures and improvements in the Premises, without compensation to Tenant, or to remove all such alterations, additions, fixtures and improvements from the Premises, repair all damage caused by any such removal, and restore the Premises to the condition in which the Premises existed before such alterations, additions, fixtures and improvements were made, and in the latter case Tenant shall pay to Landlord, upon billing by Landlord, the cost of such removal, repair and restoration (including a reasonable charge for Landlord's overhead and profit). All movable furniture, equipment, trade fixtures and other personal property shall remain the property of Tenant. Upon termination of this Lease, Tenant shall, at Tenant's expense, remove all such movable furniture, equipment, trade fixtures other personal property from the Premises and repair all damage caused by any such removal. Termination of this Lease shall not affect the obligations of Tenant pursuant to this Section 9.2 to be performed after such termination.

                                   Article 10
                                   ----------

                                    Insurance
                                    ---------

         10.1 Landlord shall not be liable to Tenant for any damage to or loss or theft of any property or for any bodily or personal injury, illness or death of any person in, on or about the Premises arising at any time and from any cause whatsoever, except to the extent caused by the gross negligence or willful misconduct of Landlord. Tenant waives all claims against Landlord arising from any liability described in this Section 10.1, except to the extent caused by the gross negligence or willful misconduct of Landlord.

         10.2 Tenant shall indemnify and defend Landlord against and hold Landlord harmless from all claims, demands, liabilities, damages, losses, costs and expenses, including reasonable attorneys' fees and disbursements, arising from or related to any use or occupancy of the Premises, or any condition of the Premises, or any default in the performance of Tenant's obligations, or any damage to any property (including property of employees and invitees of Tenant) or any bodily or personal injury, illness or death of any person (including employees and invitees of Tenant) occurring in, on or about the Premises or any part thereof or any part of the building or the land containing the Premises arising at any time and from any cause whatsoever (except to the extent caused by the gross negligence or willful misconduct of Landlord) or occurring outside the Premises when such damage, bodily or personal injury, illness or death is caused by any act or omission of Tenant or its agents, officers, employees, contractors, invitees or licensees. This Section 10.2 shall survive the termination of this Lease with respect to any damage, bodily or personal injury, illness or death occurring prior to such termination.

         10.3 Tenant shall, at all times during the term of this Lease and at Tenant's sole cost and expense, obtain and keep in force comprehensive general liability insurance, including contractual liability (specifically covering this Lease), cross liability, fire legal liability, and premises operations, all on an "occurrence" policy form, with a minimum combined single limit per occurrence for bodily or personal injury to, illness of, or death of persons and damage to property occurring in, on or about the Premises, in sufficient amounts to cover any such events, and such insurance shall name the Landlord and any other parties designated by Landlord as additional insureds. Tenant shall, at Tenant's sole cost and expense, be responsible for insuring Tenant's furniture, equipment, fixtures, computers, office machines and personal property.

         10.4 Landlord shall, at Landlord's sole cost and expense, be responsible for obtaining and keeping in force insurance against loss or damage to the Premises by fire and all other risks of physical loss.

         10.5 All insurance required to be maintained by Tenant under this
Article 10 and all renewals thereof shall be issued by good and responsible companies qualified to do and doing business in the state where the Premises are located and having a rating in Best's Insurance Guide of at least A-XI. All insurance under this Article 10 to be maintained by Tenant shall name Landlord and any other parties designated by Landlord as an additional insured, shall be primary and noncontributing with any insurance which may be carried by Landlord, shall afford coverage for all claims based on any act, omission, event or condition that occurred or arose (or the onset of which occurred or arose) during the policy period, and shall expressly provide that Landlord, although named as an insured, shall nevertheless be entitled to recover under the policy for any loss, injury or damage to Landlord. Upon the issuance of each such policy to be maintained by Tenant, Tenant shall deliver each such policy or a certified copy and a certificate thereof to Landlord for retention by Landlord. If Tenant fails to insure or fails to furnish to Landlord upon notice to do so any policy to be maintained by Tenant or certified copy and certificate thereof as required, Landlord shall have the right from time to time to effect such insurance for the benefit of Tenant or Landlord or both of them and all premiums paid by Landlord shall be payable by Tenant as additional rent on demand. Tenant shall pay to Landlord, immediately upon demand all costs incurred by Landlord as a result of Tenant's failure to obtain and maintain in effect the policies of insurance required under this Article 10.

         10.6 Tenant waives on behalf of all insurers under all policies of property, liability and other insurance (excluding workers' compensation) now or hereafter carried by Tenant insuring or covering the Premises, or any portion or any contents thereof, or any operations therein, all rights of subrogation which any insurer might otherwise, if at all, have to any claims of Tenant against Landlord. Tenant shall, prior to or immediately after the date of this Lease, procure from each of the insurers under all policies of property, liability and other insurance (excluding workers' compensation) now or hereafter carried by Tenant insuring or covering the Premises, or any portion or any contents thereof, or any operations therein, a waiver of all rights of subrogation which the insurer might otherwise, if at all, have to any claims of Tenant against Landlord as required by this Section 10.5.

                                   Article 11
                                   ----------

                       Compliance With Legal Requirements
                       ----------------------------------

         11.1 Landlord shall, at Landlord's sole cost and expense, promptly comply with all laws, ordinances, rules, regulations, orders and other requirements of any government or public authority now in force or which may hereafter be in force, with all requirements of any board of fire underwriters or other similar body now or hereafter constituted, and with all directions and certificates of occupancy issued pursuant to any law by any governmental agency or officer, insofar as any thereof relate to or are required by the condition, use or occupancy of the Premises or the operation, use or maintenance of any personal property, fixtures, machinery, equipment or improvements in the Premises.

                                   Article 12
                                   ----------

                             Assignment or Sublease
                             ----------------------

         12.1 Tenant shall not, directly or indirectly, without the prior written consent of Landlord (which consent shall not be unreasonably withheld), assign this Lease or any interest herein or sublease the Premises or any part thereof, or permit the use or occupancy of the Premises by any person or entity other than Tenant. This Lease shall not, nor shall any interest herein, be assignable as to the interest of Tenant involuntarily or by operation of law without the prior written consent of Landlord. Any of the foregoing acts without such prior written consent of Landlord shall be void and shall, at the option of Landlord, constitute a default that entitles Landlord to terminate this Lease.

         12.2 If Landlord consents in writing, Tenant may complete the intended assignment or sublease subject to the following covenants: (i) no assignment or sublease shall be valid and no assignee or subtenant shall take possession of the Premises or any part thereof until an executed duplicate original of such assignment or sublease, in compliance with Section 12.1, has been delivered to Landlord, (ii) no assignee or subtenant shall have a right further to assign or sublease, and (iii) no assignment or sublease whatsoever shall release Tenant from Tenant's obligations and liabilities under this Lease or alter the primary liability of Tenant to pay all rent and to perform all obligations to be paid and performed by Tenant. The acceptance of rent by Landlord from any other person or entity shall not be deemed to be a waiver by Landlord of any provision of this Lease. Consent to one assignment or sublease shall not be deemed consent to any subsequent assignment or sublease. If any assignee, subtenant or successor of Tenant defaults in the performance of any obligation to be performed by Tenant under this Lease, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee, subtenant or successor.

                                   Article 13
                                   ----------

                                Entry by Landlord
                                -----------------

         13.1 Landlord shall have the right to enter the Premises at any time to
(i) inspect the Premises, (ii) exhibit the Premises to prospective purchasers, lenders or tenants, (iii) determine whether Tenant is performing all of Tenant's obligations, (iv) perform any obligations of Tenant in accordance with Section 14.5, (v) post notices of non-responsibility, "For sale" and "For lease" signs in and about the Premises, (vi) make any repairs to the Premises and (vii) investigate and perform tests to determine Tenant's compliance with Article 21. Tenant waives all claims for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises or any other loss occasioned by such entry.

                                   Article 14
                                   ----------

                         Events of Default and Remedies
                         ------------------------------

         14.1 The occurrence of any one or more of the following events ("Event of Default") shall constitute a breach of this Lease by Tenant:

              (a) Tenant fails to pay any Base Rent as and when such rent becomes due; or

              (b) Tenant fails to pay any additional rent or other amount of money or charge payable by Tenant hereunder as and when such additional rent or amount or charge becomes due and payable and such failure continues for more than thirty (30) days after Landlord gives written notice thereof to Tenant; or

              (c) Tenant fails to perform or breaches any other agreement or covenant of this Lease to be performed or observed by Tenant as and when performance or observance is due and such failure or breach continues for more than thirty (30) days after Landlord gives written notice thereof to Tenant; provided, however, that if, by the nature of such agreement or covenant, such failure or breach cannot reasonably be cured within such period of thirty (30) days, an Event of Default shall not exist as long as Tenant commences with due diligence and dispatch the curing of such failure or breach within such period of thirty (30) days and, having so commenced, thereafter prosecutes with diligence and dispatch and completes the curing of such failure or breach within a reasonable time; or

              (d) Tenant (i) files, or consents by answer or otherwise to the filing against it of, a petition for relief under the United States Bankruptcy Code or for liquidation or to take advantage of any bankruptcy, insolvency or other debtors' relief law of any jurisdiction, (ii) makes an assignment for the benefit of its creditors, or (iii) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers of Tenant or of any substantial part of Tenant's property; or

              (e) Without consent by Tenant, a court or government authority enters an order, and such order is not vacated within sixty (60) days, (i) appointing a custodian, receiver, trustee or other officer with similar powers with respect to Tenant or with respect to any substantial part of Tenant's property, or (ii) constituting an order for relief or approving a petition for relief or reorganization or arrangement or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy, insolvency or other debtors' relief law of any jurisdiction, or (iii) ordering the dissolution, winding-up or liquidation of Tenant; or

              (f) This Lease or any estate of Tenant hereunder is levied upon under any attachment or execution and such attachment or execution is not vacated within sixty (60) days; or

              (g) Tenant vacates or abandons the Premises.

         14.2 If an Event of Default occurs, Landlord shall have the right at any time to give a thirty (30) day written termination notice to Tenant and, on the date specified in such notice, Tenant's right to possession shall terminate and this Lease shall terminate. Upon such termination, Landlord shall have the right to recover from Tenant:

              (a) The worth at the time of award of all unpaid rent which had been earned at the time of termination;

              (b) The worth at the time of award of the amount by which all unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided;

              (c) The worth at the time of award of the amount by which all unpaid rent for the balance of the term of this Lease after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; and

              (d) All other amounts necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform all of Tenant's obligations under this Lease or which in the ordinary course of things would be likely to result therefrom. The "worth at the time of award" of the amounts referred to in clauses (a) and (b) above shall be computed by allowing interest at the maximum annual interest rate allowed by law for business loans (not primarily for personal, family or household purposes) not exempt from the usury law at the time of termination or, if there is no such maximum annual interest rate, at the rate of eighteen percent (18%) per annum. The "worth at the time of award" of the amount referred to in clause (c) above shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank located nearest the Premises at the time of award plus one percent (1%). For the purpose of determining unpaid rent under clauses (a), (b) and (c) above, the rent reserved in this Lease shall be deemed to be the total rent payable by Tenant under Article 3 and Article 5 hereof.

         14.3 Even though Tenant has breached this Lease, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession, and Landlord shall have the right to enforce all its rights and remedies under this Lease, including the right to recover all rent as it becomes due under this Lease. Acts of maintenance or preservation or efforts to relet the Premises or the appointment of a receiver upon initiative of Landlord to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession unless written notice of termination is given by Landlord to Tenant.

         14.4 The remedies provided for in this Lease are in addition to all other remedies available to Landlord at law or in equity by statute or otherwise.

         14.5 If Tenant fails to pay any sum of money to be paid by Tenant or to perform any other act to be performed by Tenant under this Lease, Landlord shall have the right, but shall not be obligated, and without waiving or releasing Tenant from any obligations of Tenant, to make any such payment or to perform any such other act on behalf of Tenant in accordance with this Lease. All sums so paid by Landlord and all necessary incidental costs shall be deemed additional rent hereunder and shall be payable by Tenant to Landlord on demand, together with interest on all such sums from the date of expenditure by Landlord to the date of repayment by Tenant at the maximum annual interest rate allowed by law for business loans (not primarily for personal, family or household purposes) not exempt from the usury law at the date of expenditure or, if there is no such maximum annual interest rate, at the rate of eighteen percent (18%) per annum. Landlord shall have, in addition to all other rights and remedies of Landlord, the same rights and remedies in the event of the nonpayment of such sums plus interest by Tenant as in the case of default by Tenant in the payment of rent.

         14.6 If Tenant abandons or surrenders the Premises, or is dispossessed by process of law or otherwise, any movable furniture, equipment, trade fixtures or personal property belonging to Tenant and left in the Premises shall be deemed to be abandoned, at the option of Landlord, and Landlord shall have the right to sell or otherwise dispose of such personal property in any commercially reasonable manner.

                                   Article 15
                                   ----------

                              Damage or Destruction
                              ---------------------

         15.1 If the Premises, or any part thereof, is damaged by fire or other casualty before the Commencement Date or during the term of this Lease, Landlord shall repair such damage and restore the Premises to substantially the same or better condition as existed before the occurrence of such fire or other casualty, Tenant shall repair and replace all such movable furniture, equipment, trade fixtures and personal property, and this Lease shall remain in full force and effect. Any such repair and replacement by Tenant shall be done in accordance with Article 9. In no event shall rent abate. Provided Tenant is not in default under this Lease (and no event has occurred which, with the passage of time, the giving of notice, or both, would constitute a default), and provided Tenant has (i) delivered to Landlord plans and specifications and a budget for such repair and restoration (all of which Landlord shall have approved in its reasonable judgment), and (ii) deposited with Landlord cash in the sum equal to the excess, if any, of the total cost set forth in such approved budget over the amount of insurance proceeds received on account of such casualty, then Landlord shall make available to Tenant all insurance proceeds actually received by Landlord on account of such casualty, for application to the costs of such approved repair and restoration.

                                   Article 16
                                   ----------

                                 Eminent Domain
                                 --------------

         16.1 If a substantial portion of the Premises is taken and the remaining portion of the Premises is not reasonably suitable for Tenant's purposes, or if a portion of the Premises is taken resulting in loss of access to and from the Premises without reasonable substitute access being available, Landlord and Tenant each shall have the right, by giving written notice to the other within thirty (30) days after the date of such taking, to terminate this Lease. If either Landlord or Tenant exercises such right to terminate this Lease in accordance with this Section , this Lease shall terminate as of the date of such taking. If neither Landlord nor Tenant exercises such right to terminate this Lease in accordance with this Section 16.1, this Lease shall terminate as to the portion of the Premises so taken as of the date of such taking and shall remain in full force and effect as to the portion of the Premises not so taken, Tenant shall restore the portion of the Premises not so taken to an integrated architectural unit in accordance with Article 9 and the Base Rent shall be reduced as of the date of such taking in the proportion that the rentable area of the Premises so taken bears to the total rentable area of the Premises. If all of the Premises is taken by exercise of the power of eminent domain before the Commencement Date or during the term of this Lease, this Lease shall terminate as of the date of such taking. If all or any part of the Premises is taken by exercise of the power of eminent domain, all awards, compensation, damages, income, rent and interest payable in connection with such taking shall, except as expressly set forth in this Section 16.1, be paid to and become the property of Landlord, and Tenant hereby assigns to Landlord all of the foregoing.

                                   Article 17
                                   ----------

                         Subordination, Merger and Sale
                         ------------------------------

         17.1 This Lease shall be subject and subordinate at all times to the lien of all mortgages and deeds of trust securing any amount or amounts whatsoever which may now exist or hereafter be placed on or against the Premises or on or against Landlord's interest or estate therein, all without the necessity of having further instruments executed by Tenant to effect such subordination. Notwithstanding the foregoing, in the event of a foreclosure of any such mortgage or deed of trust or of any other action or proceeding for the enforcement thereof, or of any sale thereunder, this Lease shall not be terminated or extinguished, nor shall the rights and possession of Tenant hereunder be disturbed, if no Event of Default then exists under this Lease, and Tenant shall attorn to the person who acquires Landlord's interest hereunder through any such mortgage or deed of trust. Tenant agrees to execute, acknowledge and deliver upon demand such further instruments evidencing such subordination of this Lease to the lien of all such mortgages and deeds of trust as may reasonably be required by Landlord, but Tenant's covenant to subordinate this Lease to mortgages or deeds of trust hereafter executed is conditioned upon each such senior mortgage or deed of trust, or a separate subordination agreement, containing the commitments specified in the preceding sentence. Without limiting the generality of the foregoing, Tenant agrees to enter into a mutually agreeable subordination, nondisturbance and attornment agreement.

         17.2 The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger and shall, at the option of Landlord, terminate all or any existing subleases or subtenancies or operate as an assignment to Landlord of any or all such subleases or subtenancies.

         17.3 If the original Landlord hereunder, or any successor owner of the Premises, sells or conveys the Premises, all liabilities and obligations on the part of the original Landlord, or such successor owner, under this Lease accruing after such sale or conveyance shall terminate and the original Landlord, or such successor owner, shall automatically be released therefrom, and thereupon all such liabilities and obligations shall be binding upon the new owner. Tenant agrees to attorn to such new owner.

                                   Article 18
                                   ----------

                              Estoppel Certificate
                              --------------------

         18.1 At any time and from time to time, Tenant shall, within ten (10) days after written request by Landlord, execute, acknowledge and deliver to Landlord a mutually agreeable estoppel certificate.

                                   Article 19
                                   ----------

                                  Holding Over
                                  ------------

         19.1 If, without objection by Landlord, Tenant holds possession of the Premises after expiration of the term of this Lease, Tenant shall become a tenant from month to month upon the terms herein specified. Such month to month tenancy may be terminated by either Landlord or Tenant by giving thirty (30) days' written notice of termination to the other at any time.

                                   Article 20
                                   ----------

                               Hazardous Materials
                               -------------------

         20.1 As used herein, the term "Hazardous Material" means any hazardous or toxic substance, material or waste, or any pollutant or contaminant, or words of similar import, which is or becomes regulated by any local governmental authority, the state in which the Premises are located, or the United States Government. The term "Hazardous Material" includes, but is not limited to, any material or substance which is, (i) designated as a "hazardous substance" pursuant to Section 311 of the Federal Water Pollution Control Act (33 U.S.C.
Section 1317), (ii) defined as a "hazardous waste" pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq. (42 U.S.C. Section 6903), (iii) defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response Compensation and Liability Act (42 U.S.C. Section 9601, et seq.), (iv) asbestos, (v) petroleum (including crude oil or any fraction thereof, natural gas, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel, or any mixture thereof), (vi) petroleum products, (vii) polychlorinated biphenyls, (viii) urea formaldehyde, (ix) radon gas, (x) radioactive matter, (xi) medical waste, and
(xii) chemicals which may cause cancer or reproductive toxicity.

         20.2 As used herein, the term "Environmental Requirements" means all laws, ordinances, rules, regulations, orders and other requirements of any government or public authority now in force or which may hereafter be in force relating to protection of human health or the environment, including all requirements pertaining to reporting, licensing, permitting, investigation and remediation of emissions, discharges, storage, disposal or releases of Hazardous Materials and all requirements pertaining to the protection of the health and safety of employees or the public.

         20.3 Tenant shall not permit or conduct the handling, use, generation, treatment, storage or disposal on, in or about the Premises of any Hazardous Material without prior written notice to Landlord. Any such notice by Tenant to Landlord shall be in writing and shall demonstrate to the reasonable satisfaction of Landlord that such Hazardous Material is necessary to the business of Tenant and will be handled, used, generated, treated, stored or disposed of in a manner that complies with all Environmental Requirements. Any such handling, use, generation, treatment, storage or disposal of any Hazardous Material permitted by Landlord hereunder shall be in compliance with all Environmental Requirements.

         20.4 Tenant shall, within five (5) days after the receipt thereof, give written notice to Landlord of any notice or other communication regarding any
(i) actual or alleged violation of Environmental Requirements by Tenant or with respect to the Premises, (ii) actual or threatened migration of Hazardous Material from the Premises, or (iii) the existence of Hazardous Material in or on the Premises or regarding any actual or threatened investigation, inquiry, lawsuit, claim, citation, directive, summons, proceeding, complaint, notice, order, writ or injunction relating to any of the foregoing.

         20.5 Tenant shall indemnify and defend Landlord against and hold Landlord harmless from all claims, demands, liabilities, damages, fines, encumbrances, liens, losses, costs and expenses, including reasonable attorneys' fees and disbursements, and costs and expenses of investigation, arising from or related to the existence on or after the Commencement Date of Hazardous Material in or on the Premises or the actual or threatened migration on or after the Commencement Date of Hazardous Material from the Premises or the existence on or after the Commencement Date of a violation of Environmental Requirements by Tenant or with respect to the Premises. The obligations of Tenant under this
Section 20.5 shall not be affected by any investigation by or on behalf of Landlord or by any information which Landlord may have or obtain with respect thereto. Tenant shall, to the reasonable satisfaction of Landlord, perform all remedial actions necessary to remove any Hazardous Material in or on the Premises on or after the Commencement Date or to remedy actual or threatened migration from the Premises of any Hazardous Material or to remedy any actual or threatened violation of Environmental Requirements, provided such remedial action is required under Environmental Requirements. This Section 20.5 shall survive termination of this Lease.

         20.6 If, at any time when the term of this Lease (including any renewal term) would expire but for the terms of this Section 20.6, a Hazardous Material exists in, on, about or under the Premises, then the term of this Lease shall automatically be extended and this Lease shall remain in effect until the earlier of (i) the completion of all remedial action required under Section 20.5, or (ii) the date specified in a written notice from Landlord to Tenant terminating this Lease. During any such extension period, Tenant shall perform all of its obligations under this Lease including payments of all rent due hereunder.

                                   Article 21
                                   ----------

                                     Waiver
                                     ------

         21.1 The waiver by Landlord or Tenant of any breach of any covenant in this Lease shall not be deemed to be a waiver of any subsequent breach of the same or any other covenant in this Lease, nor shall any custom or practice which may grow up between Landlord and Tenant in the administration of this Lease be construed to waive or to lessen the right of Landlord or Tenant to insist upon the performance by Landlord or Tenant in strict accordance with this Lease. The subsequent acceptance of rent hereunder by Landlord or the payment of rent by Tenant shall not waive any preceding breach by Tenant of any covenant in this Lease, nor cure any Event of Default, nor waive any forfeiture of this Lease or unlawful detainer action, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's or Tenant's knowledge of such preceding breach at the time of acceptance or payment of such rent.

                                   Article 22
                                   ----------

                                     Notices
                                     -------

         22.1 All requests, approvals, consents, notices and other communications given by Landlord or Tenant under this Lease shall be properly given only if made in writing and either deposited in the United States mail, postage prepaid, certified with return receipt requested, or delivered by hand (which may be through a messenger or recognized delivery or courier service) and addressed as follows: To Landlord at the address of Landlord specified in the Basic Lease Information, or at such other place as Landlord may from time to time designate in a written notice to Tenant; and to Tenant, before the Commencement Date, at the address of Tenant specified in the Basic Lease Information, and after the Commencement Date, at the Premises, or at such other place as Tenant may from time to time designate in a written notice to Landlord. Such requests, approvals, consents, notices and other communications shall be effective on the date of receipt.

                                   Article 23
                                   ----------

                                  Miscellaneous
                                  -------------

         23.1 The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." Tenant shall indemnify and defend Landlord against and hold Landlord harmless from all claims, demands, liabilities, damages, losses, costs and expenses, including reasonable attorneys' fees and disbursements, arising out of or resulting from any failure by Tenant to perform any of its obligations or any breach by Tenant of any of its representations or warranties in accordance with this Lease. If there is more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several. Time is of the essence of this Lease and each and all of its provisions. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant. Subject to Article 12, this Lease shall benefit and bind Landlord and Tenant and the personal representatives, heirs, successors and assigns of Landlord and Tenant. If any provision of this Lease is determined to be illegal or unenforceable, such determination shall not affect any other provision of this Lease and all such other provisions shall remain in full force and effect. This Lease shall be governed by and construed in accordance with the laws of the state where the Premises are located.

         23.2 If there is any legal action or proceeding between Landlord and Tenant to enforce this Lease or to protect or establish any right or remedy under this Lease, the unsuccessful party to such action or proceeding shall pay to the prevailing party all costs and expenses, including reasonable attorneys' fees and disbursements, incurred by such prevailing party in such action or proceeding and in any appeal in connection therewith. If such prevailing party recovers a judgment in any such action, proceeding or appeal, such costs, expenses and attorneys' fees and disbursements shall be included in and as a part of such judgment.

         23.3 Tenant warrants and represents to Landlord that Tenant and has not authorized or employed, or acted by implication to authorize or to employ, any real estate broker or salesman to act for Tenant in connection with this Lease.

         23.4 There are no oral agreements between Landlord and Tenant affecting this Lease, and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, offers, agreements and understandings, oral or written, if any, between Landlord and Tenant or displayed by Landlord to Tenant with respect to the subject matter of this Lease or the Premises. There are no representations between Landlord and Tenant or between any real estate broker and Tenant other than those expressly set forth in this Lease and all reliance with respect to any representations is solely upon representations expressly set forth in this Lease. This Lease may not be amended or modified in any respect whatsoever except by an instrument in writing signed by Landlord and Tenant.

                    [Remaining page intentionally left blank]

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the date first hereinabove written.

Landlord:                                     Tenant:

THE RAJALA FAMILY TRUST, EST.                  Dynatronics Corporation,
SEPT. 22, 1989                                 a Utah corporation

By ________________________________            By _____________________________
        John Rajala, Trustee                   Kelvyn H. Cullimore, President


By ________________________________
        Mary Jo Rajala, Trustee

            OFFICE LEASE - 3900 VALLEY AVE., Suite A, PLEASANTON, CA.

This lease is entered into on July 1, 2007, by and between The Rajala Family Trust of 12 Red Maple Place, Danville, CA 94506, herein called "Landlord", and Dynatronics, Inc., herein called "Tenant". Subject to the terms and conditions set forth in this lease, Landlord hereby leases to Tenant that space outlined in red on the plat map attached and marked Exhibit "A" hereto of the building located at 3900 Valley Avenue, Pleasanton, CA. 94566 ("the Building"). The leased space outlined in red on the attached marked Exhibit "A" referred to in this lease as the "Leased Space".

1. Term. The term of this lease shall be a period of four (4) months commencing at 12:01AM on July 1, 2007 and ending on November 1, 2007 at 12:01AM, unless terminated earlier as provided in this lease. If Tenant holds over and continues in possession of the Premises after termination of the term of this lease, Tenant's continued occupancy of the Premises and shall be deemed merely a tenancy from month to month at the monthly rental of the last month of this lease subject to all the terms and condition, including the provisions for the rent increase provided in Paragraph 3, of this lease.

2. Rent Payment Schedule. Tenant agrees to pay to Landlord as basic rent, to be adjusted as provided in Paragraph 3 of this lease, for the use and occupancy of the Leased Space, the sum of $10,000.00 per month payable on the first day of each and every month commencing July 1, 2007, and continuing through the term of this lease. Tenant shall pay all rent at the office of Landlord at 12 Red Maple Place, Danville, CA 94506 or any other place or places that Landlord may from time to time designate by written notice given to Tenant. In any month that the Tenant fails to pay rent when due, Tenant shall pay Landlord a late fee of $50.00. Monthly rent will be received no later than the fifth (5th) day of each month.

3. Rent Increase. The basic rent specified in Paragraph 2 of this lease for each calendar year a month subsequent to the calendar year in which this lease is made shall be increased by a mutually agreed upon sum.

4. Use of Premises. The leased Space shall be used for medical equipment sales distribution by Tenant and for no other use of uses without the ;prior express written consent of Landlord - Landlord shall not unreasonably withhold such consent. Tenant represents that the premises may lawfully be used for such purpose. Furthermore, Tenant shall abide fully with the "Declaration of Covenants, Conditions and Restrictions for the Valley Commerce Center", Exhibit included with this lease.

5. Prohibited Uses. Tenant shall not commit or permit the commission of any acts on the Leased Space nor use or permit the use of the Leased Space in any way that

a. Increases the existing rates for or causes cancellation of any fire, casualty, liability, or other insurance policy insuring the Building or its contents;

b. Violates or conflicts with any law, statute, ordinance, or governmental rule or regulation, whether now in force or hereinafter enacted, governing the Leased Space or the Building;

c. Obstructs or interferes with the rights of other tenants or occupants of the Building or injures or annoys them; or

d. Constitutes the commission of waste on the Leased Space or the commission or maintenance of a nuisance as defined by the laws of California.

6. Alterations by Tenant. No alteration, addition, or improvement to the Leased Space shall be made by Tenant without the written consent of Landlord. Concurrently with requesting Landlord's consent to the proposed alteration, addition, or improvement, Tenant shall submit to Landlord preliminary plans for the alteration, addition, or improvement. Landlord shall, in its sole discretion, approve or disapprove the proposed alteration, addition, or improvement, within 30 days after its receipt of Tenant's written request for approval. If Landlord fails to affirmatively approve or disapprove the proposed alteration, addition, or improvement within the same 30-day period, the proposed alteration, addition, or improvement shall be deemed disapproved. If Landlord gives such written consent to any alteration, addition, or improvement to the leased premises, Landlord and Tenant shall agree in writing at that time to the date when that undertaking shall be completed. Tenant shall obtain all necessary governmental permits required for any alteration, addition, or improvement approved by Landlord and shall comply with all applicable governmental law, regulations, ordinances, and codes. Any alteration, addition, or improvement made by Tenant after consent has been given, and any fixtures installed as part of the construction, other than Tenant's trade fixtures, shall at Landlord's option become the property of Landlord on the expiration or other earlier termination of this lease.

7. Mechanics' Liens. If Tenant causes any alterations, additions, or improvements to be made to the Leased Space, Tenant agrees to keep the Leased Space free of liens for both labor and materials. If a lien is placed on the Leased Space in connection with any construction, repair, or replacement work that Tenant may or must cause to be performed under this lease, which results in a final judgment, Landlord may pay the amount of that judgment. Tenant shall reimburse Landlord for the full amount paid within 30 days after that amount is paid by Landlord; otherwise Tenant shall be in default under this lease.

8. Maintenance and Repairs. Tenant shall during the term of this lease maintain the Leased Space in a good, clean, and safe condition, and shall on expiration or earlier termination of this lease surrender the Leased Space to landlord in as good condition and repair as existed on the commencement date of this lease, reasonable wear and tear and damage by the elements excepted. Tenant, at Tenant's own expense, shall repair all deteriorations or injuries to the Leased Space or to the building occasioned by Tenant's lack of ordinary care.

An emergency is defined as damage that prevents Tenant from conducing business. In the event of an emergency, Tenant shall immediately notify Landlord in writing of the emergency. Landlord shall commence repairs within 48 hours of said notification. If not, Tenant can repair and deduct the cost of that repair from the next month's rent or be reimbursed by Landlord. Landlord will decide which option.

Except as otherwise provided in this lease, Landlord shall perform, at Landlord's sole expense, all repairs and maintenance for the Leased Space and the Building. Any repairs by Landlord shall be made promptly with first class materials, in a good and workmanlike manner, in compliance with all applicable laws of all governmental authorities, and in a style, character and quality conforming to the existing construction.

Except in the case of an emergency, Landlord shall not enter the Leased Space for the purpose of effecting the repairs, alterations, or improvements other than during normal business hours, and shall give Tenant 24-hours' notice of the intention to enter for those purposes.

Except for cases of emergency, Landlord shall make all repairs required hereunder as soon as is practical. In the event Landlord has not made a repair referred to in a written notice from Tenant to Landlord within 30 days after the date of that notice, Tenant shall have the right to have the repair performed and be reimbursed by Landlord. If the full amount of reimbursement is not delivered by Landlord to Tenant within10 days after Tenant's delivery to Landlord of a written statement or bill evidencing the cost of the repair, Tenant shall have the right to deduct the cost of the repair from the next monthly rent payable to Landlord.

Cleaning maintenance for the Leased Space shall be regularly performed by Tenant in a manner satisfactory to Landlord.

9. Inspection by Landlord. Tenant shall permit Landlord or Landlord's agents, and/or representatives, to enter the Leased Space at all reasonable times for the purpose of inspecting the Leased Space to determine whether Tenant is complying with the terms of this lease and for the purpose of doing other lawful acts that may be necessary to protect Landlord's interest in the Leased Space under this lease.

10. Utilities. Landlord shall have available water, electricity, heating and air-conditioning to the Leased Space. Tenant shall be responsible for the cost of the use of such utilities. There is only one dumpster for the building's refuse and Tenant is allowed to use approximately one-fifth (1/5) of the dumpster capacity at no extra charge.

11. Tenant's Liability Insurance. For the mutual benefit of Landlord and Tenant, Tenant shall during the term of this lease cause to be issued and maintained public liability insurance in the sum of at least $1,000,000.00 for injury to or death of one or more than one person in any one accident, insuring the Tenant against liability for injury and/or death occurring in or on the Leased Space. Landlord (Rajala Therapy Sales, Inc.) and the Rajala Family Trust shall be named as additional insured and the policy shall contain cross-liability endorsements. The Tenant shall maintain all such insurance in full force and effect during the entire term of this lease and shall pay all premiums for the insurance. Evidence of insurance and of the payment of premiums shall be delivered to Landlord.

12. Insurance for Tenant's Personal Property. Tenant agrees at all times during the term of this lease to keep, at Tenant's sole expense, all of Tenant's personal property, including trade fixtures and equipment of Tenant that may be on or in the Leased Space from time to time, insured against loss or damage by fire and by any peril included within fire and extended coverage insurance for an amount that will insure the ability of Tenant to fully replace the personal property, trade fixtures, and equipment.

13. Indemnification. (a) Landlord shall not be liable to Tenant, and Tenant hereby waives all claims against Landlord, for any injury or damage to any person or property in or about the Leased Space or any part of the Leased Space by or from any cause whatsoever, except injury or damage to Tenant resulting from the acts or omissions of Landlord or Landlord's authorized agents. (b) Tenant shall hold Landlord harmless from and defend Landlord against any and all claims or liability for any injury or damage to any person or property whatsoever occurring in, on, or about the Leased Space or any part of it. (c) Landlord shall not be liable to Tenant and Tenant agrees to indemnify, defend, and hold Landlord harmless against any claims or liability for any injury or damage to any person or property occurring in, on, or about any common areas of the Building to Tenant's employees, clients or invitees when that injury or damage was caused in part or in whole by the act, neglect, fault of, or omission of any duty by Tenant, its agents, servants, employees, or invitees.

14. Destruction of Leased Space or Building. If the Leased Space or the Building of which it is a part is damaged or destroyed by any cause not the fault of Tenant, Landlord shall at Landlord's sole cost and expense promptly repair it, and the rent payable under this lease shall be abated for the time and to the extent Tenant is prevented from occupying the Leased Space in its entirely. Notwithstanding the foregoing, if the Leased Space or the Building is damaged or destroyed and repair of the damage or destruction cannot be completed within 180 days: (a) Landlord may, in lieu of making the repairs required by this paragraph, terminate this lease by giving Tenant 30 days' written notice of termination. (b) Tenant may terminate this lease by giving a notice not later than 30 days after the event causing the destruction or damage.

15. Condemnation. (a) If all or any part of the Leased Space is taken by any public or quasi-public agency or entity under the power of eminent domain during the term of this lease

(1) Either Landlord or Tenant may terminate this lease by giving the other 30 days' written notice of termination; provided, however, that Tenant cannot terminate this lease unless the portion of the Leased Space taken by eminent domain is so extensive as to render the remainder of the Leased Space useless for the uses permitted by this lease.

(2) If only a portion of the Leased Space is taken by eminent domain and neither Landlord nor Tenant terminates this lease, the rent thereafter payable under this lease shall be reduced by the same percentage that the floor area of the portion taken by eminent domain bears to the floor area of the entire Leased Space.

(a) If any portion of the Building other than the Leased Space is taken by eminent domain, Landlord may, at its option, terminate this lease by written notice to Tenant.

(b) Any and all damages and compensation awarded or paid because of a taking of the Leased Space or the Building shall belong to Landlord, and Tenant shall have no claim against Landlord or the entity exercising eminent domain power for the value of the unexpired term of this lease or any other right arising from this lease.

16. Assignment and Subletting. Tenant shall not encumber, assign, sublet, or otherwise transfer this lease, any right or interest in this lease, or any right or interest in the Leased Space without first obtaining the express written consent of Landlord. Furthermore, Tenant shall not sublet the Leased space or any part of it or allow any other persons, other than Tenant's employees and agents, to occupy or use the Leased Space or any part of it without the prior written consent of Landlord. A consent by Landlord to one assignment, subletting, or occupation and use by another person shall not be deemed to be a consent to any subsequent assignment, subletting, or occupation and use by another person.

Any encumbrance, assignment, transfer, or subletting without the prior written consent of Landlord, whether voluntary or involuntary, by operation of law or otherwise, is void and shall, at the option of Landlord, terminate this lease. The consent of Landlord to any assignment of Tenant's interest in this lease or the subletting by Tenant of the Leased Space shall not be unreasonably withheld.




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17. Acts Constituting Breach by Tenant. The following shall constitute a default under and breach of this lease by Tenant:

(a) The nonpayment of rent when due, when the nonpayment continues for 10 days after written notice to pay rent or surrender possession of the Leased Space has been given by Landlord to Tenant;

(b) A failure to perform any provision, covenant, or condition of this lease other than one for the payment of rent, when that failure is not cured within 10 days after written notice of the specific failure is given by Landlord to Tenant;

(c) The breach of this lease and abandonment of the Leased Space before expiration of the term of this lease;

(d) A receiver is appointed to take possession of all or substantially all of Tenant's property located at the Leased Space or of Tenant's interest in this lease, when possession is not restored to Tenant within 10 days;

(e) Tenant makes a general assignment for the benefit of creditors;

(f) The execution, attachment, or other judicial seizure of substantially all of Tenant's assets located at the Leased Space or of Tenant's interest in this lease, when the seizure is not discharged within 10 days; or

(g) The filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or of a petition for reorganization or arrangement under the federal bankruptcy law (unless, in the case of a petition filed against Tenant, it is dismissed within 30 days).

The notices provided for in subsections (a) and (b) of this Paragraph 18 are not intended to replace, but rather are in addition to, any required statutory notices for unlawful detainer proceedings under Code of Civil Procedure Section 1161 et seq.

18. Landlord's Remedies. If Tenant breaches or is in default under this lease, Landlord, in addition to any other remedies given Landlord by law or equity, may:

(a) Continue this lease in effect by not terminating Tenant's right to possession of the Leased Space and thereby be entitled to enforce all Landlord's rights and remedies under this lease including the right to recover the rent specified in this lease as it becomes due under this lease; or

(b) Terminate this lease and all rights of Tenant under the lease and recover from Tenant

(1) The worth at the time of award of the unpaid rent and late payment charges that had been earned at the time of termination of the lease;

(2) The worth at the time of award of the amount by which the unpaid rent that would have been earned after termination of the lease until the time of award exceeds the amount of rental loss that Tenant proves could have been reasonably avoided;

(3) The worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of rental loss that Tenant proves could be reasonably avoided; and (3) Any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant's failure to perform Tenant's obligations under this lease; or

(c) In lieu of, or in addition to, bringing an action for any or all of the recoveries described in subparagraph (b) of this paragraph, bring an action to recover and regain possession of the Leased Space in the manner provided by the California law of unlawful detainer then in effect.





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19. Termination Notice. No act of Landlord, including but not limited to
Landlord's entry on the Leased Space or efforts to relet the Leased Space, or the giving by Landlord to Tenant or a notice of default, shall be construed as an election to terminate this lease unless a written notice of the Landlord's election to terminate this lease is given to tenant.

20. Signs. No sign, placard, picture, name, advertisement, or notice visible from the outside of Tenant's premises shall be displayed in or on the Building without the express written consent of Landlord, and Landlord may remove, at the expense of the offending Tenant, any sign, placard, picture, name, advertisement, or notice so displayed. All signs must abide by the Declaration of Covenants, Conditions and Restrictions for Valley Commerce Center.

21. Locks and Keys. No additional lock or locks shall be placed on any door in the Leased Space by Tenant without the express written consent of Landlord. Tenant shall receive, without cost, two keys to each door having a lock in the Tenant's Leased Space. If Tenant desires extra keys, Tenant must obtain them from Landlord.

22. Wiring and Electricity. Wiring of any kind shall be introduced in the Building and connected only as directed by Landlord, and no boring or cutting for wires will be allowed except with the prior consent of Landlord. The location of all telephones and call boxes affixed to the building shall be prescribed by Landlord. All telephone lines and telephone jacks shall be in place and the cost of which is part of the tenant improvement agreement with Landlord.

23. Connection of Machinery. Tenant shall not connect any apparatus, machinery, or device with the electric wires, water, or air pipes of the Building without the consent of Landlord.

24. Moving Furniture and Equipment. Landlord shall not be liable for any damage or loss caused by the moving of the furniture or equipment, and any damage to Building or Leased Space caused by the moving of the furniture of equipment shall be repaired at Tenant's expense.

25. Hazardous and Toxic Materials. Tenant shall comply with all statutes, laws, ordinances, rules, regulations and precautions mandated or advised by any Federal, State, local or governmental agency with respect to the use, generations, storage or disposal of hazardous, toxic or radioactive materials (collectively, "hazardous Materials"). Tenant shall not cause or allow anyone else to cause, any hazardous materials to be used, generated, stored or disposed of on or about the Premises, the Building or the project without the prior written consent of the Landlord, which consent may be withheld in the sole discretion of Landlord and which consent may be revoked at any time. Tenant's indemnification of Landlord, pursuant to paragraph 14 of this lease, shall extend to all liability including all foreseeable and unforeseeable consequential damages, directly or indirectly arising out of the use, generation, storage or disposal of hazardous materials by Tenant or any person claiming under Tenant, including, without limitations, the cost of any required or necessary repairs, cleanup of detoxification and preparation of any closure of other required plans, whether such action is attributable, directly or indirectly, to use, generation, storage or disposal of hazardous materials by Tenant or any person claiming under Tenant.

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Page 7

26. Financial Statement. If Landlord desires to finance, refinance, or sell the Premises or the Building, or any part thereof, Tenant and all Guarantors shall deliver to any potential lender or purchaser designated by Landlord such financial statements of Tenant's and such Guarantors as may be reasonably required by such lender or purchaser, including but not limited to Tenant's financial statements for the past three (3) years. All such financial statements shall be received by Landlord and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

27. Interest on Past-Due Obligations. Any monetary payment due Landlord hereunder, other than late charges, not received by Landlord within thirty (30) days following the date on which it was due, shall bear interest from the date due at the prime rate charged by the largest state chartered bank in the state in which the Premises are located plus four percent (4%) per annum, but not exceeding the maximum rate allowed by Law.

28. Further Rules and Regulations. Landlord reserves the right to make rules and regulations for the Building that, from time to time in the judgement of Landlord, are required for the orderly and safe conduct of Building operations.

29. Security Deposit. Waived.

30. Waiver of Breach. The waiver by Landlord of any breach by Tenant of any of the provisions of this lease shall not constitute a continuing waver or a waiver of any subsequent default or breach by Tenant either of the same or a different provision of this lease.

31. Notices. Except as otherwise expressly provided by law, any and all notices or other communications required or permitted by this lease or by law to be served on or given to either party to this lease by the other party shall be in writing, and shall be deemed duly served and given when personally delivered to the party to whom it is directed or any managing employee of that party or, in lieu of personal service, when deposited in the United States mail, first-class postage prepaid, addressed to Landlord at 12 Red Maple Place, Danville, CA 94506. Either party may change its address for purposes of this paragraph by giving written notice of the change to the other party in the manner in this paragraph.

32. Attorneys' Fees. If any litigation is commenced between the parties to this lease concerning the Leased Space, this lease, or the rights and duties of either in relation to the Leased Space or the lease, the party prevailing in that litigation shall be entitled, in addition to any other relief granted, to a reasonable sum as and for its attorneys' fees in the litigation, which shall be determined by the court in that litigation or in a separate action brought for that purpose.


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33. Binding on Heirs and Successors. This lease shall be binding on and shall inure to the benefit of the heirs, executors, administrators, successors, and assigns of the parties, but nothing in this paragraph shall be construed as a consent by Landlord to any assignment of this lease or any interest therein by Tenant except as provided in Paragraph 19 of this lease.

34. Time of Essence. Time is expressly declared to be of the essence in this lease.

37. Sole and Only Agreement. This instrument constitutes the sole and only full, final, and complete agreement between Landlord and Tenant respecting the Leased Space or the leasing of the Leased Space to Tenant, and correctly sets forth the obligations of Landlord and Tenant to each other as of its date. Any agreements or representations respecting the Leased Space or their leasing by Landlord to Tenant not expressly set forth in this instrument are null and void. All prior negotiations between the parties are subsumed into this lease to the extent they have been agreed to, and if not agreed to by the parties such negotiations are not set forth in the terms and conditions of this lease. This lease may not be extended, amended modified, altered, or changed, except in a writing signed by Landlord and Tenant.



EXECUTED on June 30, 2007 at City of Pleasanton, Alameda County, California.

/s/ John Rajala Landlord
The Rajala Family Trust, Est. Sept. 22, 1989, John Rajala, Trustee


Dynatronics Corp.  Tenant         Printed Name  Kelvyn H. Cullimore, Jr.

/s/ Kelvyn H. Cullimore, Jr.      Signature  Title: President




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